Deposit for business acquisition	12 Months Ended
Dec. 31, 2015
Deposits [Abstract]
Deposits [Text Block]
Note 9 – Deposit for business acquisition

In December 2015, the Company entered into a framework agreement with Suzhou E Motors Co., Ltd. (“Suzhou E Motors”), a specialty electric vehicles manufacturer based in Zhangjiagang City, Jiangsu Province, China, to acquire 100% equity interest of Suzhou E Motors.

Pursuant to a framework agreement, the Company made a deposit of RMB 50,000,000 (approximately $7,705,000 as of December 31, 2015) for the planned business acquisition. The closing of the acquisition, which will be a combination of cash and restricted shares of the Company’s common stock, shall be subject to the terms and conditions set forth in a definitive agreement to be negotiated between the Company and the shareholders of Suzhou E Motors. The Company is the process of conducting its due diligence and the definitive agreement is expected to be signed in May 2016.